UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2015

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrants as specified in their charters)

Delaware	001-36873	47-1984212
Delaware	333-187556	24-4138486
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, on April 16, 2015, Continental Cement Company, L.L.C. (“Continental Cement”), Summit Materials, LLC (“Summit LLC”), Summit Materials Holdings L.P. and Lafarge North America Inc. (“Lafarge”), entered into an asset purchase agreement, providing for the acquisition of certain assets from Lafarge (the “Davenport Acquisition”), including a cement plant, a quarry and seven cement distribution terminals (the “Lafarge Target Business”). In connection with the pending acquisition, the following financial statements are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference:

•	audited combined balance sheets of Lafarge Target Business, carve-out of certain operations of Lafarge, as of December 31, 2014 and 2013, and the related combined statements of operations, changes in net parent investment and cash flows for each of the three years in the period ended December 31, 2014, and the report of Lafarge Target Business’ independent registered public accounting firm dated May 29, 2015; and

•	unaudited condensed combined balance sheets of Lafarge Target Business as of March 31, 2015 and December 31, 2014, and the related condensed combined statements of operations and cash flows for the three months ended March 31, 2015 and 2014.

In addition, the following preliminary unaudited pro forma condensed combined financial information of Summit LLC is attached as Exhibit 99.3 and is incorporated herein by reference:

•	unaudited pro forma condensed consolidated balance sheet as of March 28, 2015;

•	unaudited pro forma condensed consolidated statement of operations for the three months ended March 28, 2015; and

•	unaudited pro forma condensed combined statement of operations for the year ended December 27, 2014.

The pro forma financial information gives effect to certain pro forma events related to the pending acquisition and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of Summit LLC.

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibits attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the registrants’ filings with the SEC. The registrants disclaim any obligation to update forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited combined balance sheets of Lafarge Target Business as of December 31, 2014 and 2013, and the related combined statements of operations, changes in net parent investment and cash flows for each of the three years in the period ended December 31, 2014

99.2	Unaudited condensed combined balance sheets of Lafarge Target Business as of March 31, 2015 and December 31, 2014, and the related condensed combined statements of operations and cash flows for the three months ended March 31, 2015 and 2014

99.3	Preliminary unaudited pro forma condensed consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.
SUMMIT MATERIALS, LLC

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Chief Legal Officer

Date: June 23, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Audited combined balance sheets of Lafarge Target Business as of December 31, 2014 and 2013, and the related combined statements of operations, changes in net parent investment and cash flows for each of the three years in the period ended December 31, 2014

99.2	Unaudited condensed combined balance sheets of Lafarge Target Business as of March 31, 2015 and December 31, 2014, and the related condensed combined statements of operations and cash flows for the three months ended March 31, 2015 and 2014

99.3	Preliminary unaudited pro forma condensed consolidated financial information